SUMMARY PROSPECTUS

FEBRUARY 1, 2010

TIAA-CREF TAX-EXEMPT BOND FUND
of the TIAA-CREF Funds

Class Ticker: Retail TIXRX Institutional TITIX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.tiaa-cref.org/tcfteb. You can also get this information at no cost by calling 800 223-1200 or by sending an e-mail request to disclosure@tiaa-cref.org. The Fund’s prospectus and Statement of Additional Information (“SAI”), each dated February 1, 2010, and the audited financial statements on pages 114-190 of the Fund’s shareholder report dated September 30, 2009 are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

          The Fund seeks a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital.

FEES AND EXPENSES

          This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

	Retail Class	Institutional Class
Maximum Sales Charge Imposed on Purchases
(percentage of offering price)	0%	0%
Maximum Deferred Sales Charge	0%	0%
Maximum Sales Charge Imposed on Reinvested
Dividends and Other Distributions	0%	0%
Redemption or Exchange Fee	0%	0%
Account Maintenance Fee
(annual fee on accounts under $2,000)	$15.00	0%

TIAA-CREF Tax-Exempt Bond Fund ▪ Summary Prospectus	1

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Retail Class	Institutional Class
Management Fees	0.30%	0.30%
Distribution (Rule 12b-1) Fees[1]	0.25%	—
Other Expenses	0.20%	0.12%
Total Annual Fund Operating Expenses	0.75%	0.42%
Waivers and Expense Reimbursements[2]	0.05%	0.07%
Net Annual Fund Operating Expenses	0.70%	0.35%

[1]

The Retail Class of the Fund has adopted a Distribution (12b-1) Plan that reimburses the Fund’s distributor, Teachers Personal Investors Services, Inc. (“TPIS”), for providing distribution, promotional and shareholder services to the Retail Class shares at the annual rate of 0.25% of average daily net assets attributable to Retail Class shares. Although historically reimbursements under this Plan have been waived by TPIS, effective August 1, 2009, this waiver terminated. Therefore, because the termination has been in effect for only a partial year, the amounts shown in the “Net Annual Fund Operating Expenses” column above are estimated to be the expense ratios that Retail Class shareholders will actually pay.

[2]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed: (i) 0.70% of average daily net assets for Retail Class shares; and (ii) 0.35% of average daily net assets for Institutional Class shares of the Fund. These expense reimbursement arrangements will continue through at least January 31, 2011, unless changed with approval of the Board of Trustees.

          Example

          This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place until January 31, 2011 but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Retail Class	Institutional Class
1 Year	$72	$36
3 Years	$235	$128
5 Years	$412	$228
10 Years	$926	$523

PORTFOLIO TURNOVER

          The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may

2	Summary Prospectus ▪ TIAA-CREF Tax-Exempt Bond Fund

indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

          Under normal circumstances, the Fund invests at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in tax-exempt bonds, a type of municipal security, the interest on which, in the opinion of the issuer’s bond counsel at the time of issuance, is exempt from federal income tax, including federal alternative minimum tax (“AMT”). The Fund may also invest in other municipal securities including bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel for the issuers at the time of issuance, is exempt from regular federal income tax (i.e., excludable from gross income for individuals for federal income tax purposes but not necessarily exempt from AMT). Some of these securities may also be exempt from certain state and local income taxes.

          Municipal securities are often issued to raise funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation facilities, schools, streets and public utilities such as water and sewer works.

          The Fund may invest up to 20% of its assets in private activity bonds. Private activity bonds are tax-exempt bonds whose proceeds are used to finance private, for-profit organizations. The interest on these securities (including the Fund’s distribution of that interest) may be a preference item for purposes of the AMT. The AMT is a special tax system that ensures that individuals and certain corporations pay at least some federal taxes. Income from securities that are a preference item is included in the computation of the AMT.

          The Fund can also invest in other municipal securities, including certificates of participation, municipal leases, municipal obligation components and municipal custody receipts. In addition, the Fund can invest in municipal bonds secured by mortgages on single-family homes and multi-family projects. The Fund’s investments in these securities are subject to prepayment and extension risk. All of the Fund’s assets are dollar-denominated securities.

          The Fund may invest up to 20% of its assets in securities rated below investment-grade, or unrated securities of comparable quality, which are usually called “junk” bonds. Issuers of “junk” bonds are typically in weak financial health, their ability to pay interest and principal is uncertain and they have a higher risk of becoming insolvent. Small changes in the issuer’s creditworthiness can have more impact on the price of lower-rated bonds than

TIAA-CREF Tax-Exempt Bond Fund ▪ Summary Prospectus	3

would comparable changes for investment-grade bonds. Lower-rated bonds can also be harder to value and sell and their prices can be more volatile than the prices of higher-quality securities. “Junk” bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.

          The Fund pursues superior returns using historical yield spread and credit analysis to identify and invest in undervalued market sectors and individual securities. The Fund usually sells investments that Advisors believes to be overvalued on a relative basis. The Fund generally seeks to maintain an average duration in the Fund equal to that of its benchmark, the Barclays Capital 10-Year Municipal Bond Index, of approximately 7 years. Duration is a measure of the change in the value of a bond portfolio in response to a change in interest rates.

PRINCIPAL INVESTMENT RISKS

          You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, or the Fund’s portfolio securities, typically is subject to the following principal investment risks:

•	Interest Rate Risk (a type of Market Risk)—The risk that increases in interest rates can cause the prices of fixed-income securities to decline.

•	Credit Risk (a type of Company Risk)—The risk that the issuer of bonds may not be able to meet interest or principal payments when the bonds become due.

•

Market Volatility, Liquidity and Valuation Risk (types of Market Risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for the Fund to properly value the portfolio securities in which it invests and that the Fund may not be able to purchase or sell a security at an attractive price, if at all.

•	Illiquid Securities Risk—The risk that illiquid securities may be difficult to sell for their fair market value.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the security over short or extended periods of time.

•

Active Management Risk—The risk that poor securities selection by the Fund’s investment adviser could cause the Fund to underperform its benchmark index or mutual funds with similar investment objectives.

•	Call Risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in the Fund’s income.

          There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see page 10 of the prospectus for detailed information about the risks described above.

4	Summary Prospectus ▪ TIAA-CREF Tax-Exempt Bond Fund

PAST PERFORMANCE

          The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Institutional Class of the Fund, before taxes, in each full calendar year since inception of the class. Because the expenses vary across share classes, the performance of the Institutional Class will vary from the other share classes. Below the bar chart are the best and worst returns for a calendar quarter since inception of the Institutional Class. The performance table following the bar chart shows the Fund’s average annual total returns for the Institutional Class and Retail Class over the one-year and since-inception periods (where applicable) ended December 31, 2009, and how those returns compare to those of the Fund’s benchmark index. After-tax performance is shown only for Institutional Class shares, and after-tax returns for the Retail Class of shares will vary from the after-tax returns presented for Institutional Class shares.

          The returns shown below reflect previous agreements by the Fund’s investment adviser to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The benchmark index listed below is unmanaged, and you cannot invest directly in the index. The returns for the index reflect no deduction for fees, expenses or taxes. For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa-cref.org.

TIAA-CREF Tax-Exempt Bond Fund ▪ Summary Prospectus	5

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS SHARES (%)

Best quarter: 6.48%, for the quarter ended September 30, 2009. Worst quarter: -2.00%, for the quarter ended September 30, 2008.

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2009

	One Year	Since Inception
Institutional Class (Inception: March 31, 2006)
Return Before Taxes	11.76%	4.74%
Return After Taxes on Distributions	11.73%	4.72%
Return After Taxes on Distributions and Sale of
Fund Shares	9.08%	4.58%
Barclays Capital 10-Year Municipal Bond Index	9.85%	5.42%
Retail Class (Inception: March 31, 2006)
Return Before Taxes	11.62%	4.65%

Current performance of the Fund’s shares may be higher or lower than that shown above.

After-tax returns are calculated using the historical highest individual federal marginal income tax-rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs).

          For the Fund’s most current 30-day yield, please call the Fund at 800 842-2252.

PORTFOLIO MANAGEMENT

          Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

          Portfolio Managers. The following person manages the Fund on a day-today basis:

6	Summary Prospectus ▪ TIAA-CREF Tax-Exempt Bond Fund

Name:	Peter Scola
Title:	Managing Director
Experience on Fund:	since 2006

PURCHASE AND SALE OF FUND SHARES

          Purchasing Shares. For information on how to purchase shares of the Fund, please see page 22 of the prospectus. To purchase shares through a financial intermediary or plan sponsor, contact the intermediary or plan sponsor.

•

The minimum initial investment for Retail Class shares is $2,000 for Traditional IRA, Roth IRA and Coverdell accounts and $2,500 for all other account types. Subsequent investments for all account types must be at least $100.

•

The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

          Redeeming Shares. You can redeem (sell) your shares of the Fund at any time. If your shares are held through a third party, please contact that person for applicable redemption requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

          Exchanging Shares. You can exchange shares of the Fund for the same class of shares of any other funds offered by the TIAA-CREF Funds at any time, subject to the limitations described in the Market Timing/Excessive Trading Policy at page 42 of the prospectus or any limitations imposed by a third party when shares are held through a third party.

TAX INFORMATION

          The Fund intends to make distributions to shareholders that may be tax-exempt income, taxable ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year.

PAYMENTS TO BROKER-DEALERS AND OTHER
FINANCIAL INTERMEDIARY COMPENSATION

          If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TIAA-CREF Tax-Exempt Bond Fund ▪ Summary Prospectus	7

730 Third Avenue New York, NY 10017-3206

BV-SFICOC-US09000076

52854
Printed on recycled paper	A11990 (2/10)